REVOLVING LINE OF CREDIT NOTE

Amount:
$100,000 USD

Interest Rate:
6% Simple interest

Date August 1, 2019

Borrower:
ZenaPay, Inc.

Lender:
Star Financial Corporation

FOR VALUE RECEIVED, ZenaPay, Inc. a British Columbia corporation ("Borrower") promises to pay to Star Financial Corporation an Illinois corporation (the "Lender"), or to order, the principal sum of One Hundred Thousand Dollars ($100,000) or the aggregate unpaid principal amount of all advances made by Lender to Borrower pursuant to the terms of a Revolving Line of Credit Note agreement (the "Loan Agreement") of even date herewith, whichever is less, together with interest thereon from the date each advance is made until paid in full, at an interest rate of six percent (6%) simple interest per annum (the "Interest Rate"). Interest will be calculated on a basis of a 360-day year and charged for the actual number of days elapsed.

1. **Maturity.** Unless otherwise accelerated pursuant to the Loan Agreement, the principal, any unpaid accrued interest and other charges and fees, shall be due and payable thirty-six (36) months from the Effective Date (the "Maturity Date"). Notwithstanding the foregoing, the entire unpaid principal sum of this Promissory Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the event of default as set forth in the Loan Agreement.

2. **Renewal, Extension, Increases and Decreases of Line of Credit.** Provided that Borrower is not in default under the Loan Agreement, at the Maturity Date, the Borrower, at the Borrower's option may extend and renew this Promissory Note for ten additional term of twelve (12) months. Lender shall have an option to increase the Line of Credit providing written notice to borrower and by sending funds to Loan Servicer's account. Lender shall have an option to decrease the Line of Credit with 30 days' written notice.

3. **Interest.** All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at an interest rate of six percent (6%) simple interest

per annum (the "Interest Rate"). Interest will be calculated on a basis of a 360-day year and charged for the actual number of days elapsed.

4. Conversion. Lender shall have an option to convert all or part of the balance into ZenaPay Common stock at the last valuation of price per share or the lowest price issued within the last 30 days. The last price per share issued was $0.15 CAD as of the date of this agreement. Lender shall provide a written conversion notice which will be converted into common stock within 5 business days.

5. Default Interest. Notwithstanding the foregoing, upon the occurrence of an Event of Default hereunder, the Interest Rate shall immediately increase to the highest rate allowable under applicable law, and shall continue at such rate, both before and after judgment, until the Credit Line has been repaid in full and all of Borrower's other obligations to Lender hereunder have been fully paid and discharged.

6. Interest Payments; Repayment. Interest on the then outstanding principal balance shall be payable on a monthly basis commencing 30 days after the Effective Date, and continuing each month thereafter. The entire unpaid principal balance, together with any unpaid accrued interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date. Payment shall be made to the Lender's Loan Servicer at such place as the Lender may, from time to time, designate in lawful money of the United States of America. All payments received hereunder shall be applied as follows: first, to any late charge; second, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; fourth, to principal; and fifth, the balance, if any, to such person entitled thereto; provided, however, upon occurrence of an Event of Default, a Lender may, in its discretion, change the priority of the application of payments as it deems appropriate. Borrower may prepay principal and/or interest at any time without penalty.

7. Prepayment. Borrower may pre-pay the sums due under this Promissory Note, in whole or in part, at any time from time to time, without penalty or premium, subject to the requirements provided in the Loan Agreement.

8. Collateral; Security. As security for all obligations of Borrower to Lender, the Loan Agreement and this Promissory Note shall be secured by Common Stock of Borrower, which doubled the amount of any outstanding advances. The Lender's Loan Servicer will provide written notice of default and demand Common stock be issues in order to pay off the outstanding advances.

9. Default. Upon and after the occurrence of an Event of Default (as set forth in the Loan Agreement) unless such Event of Default is waived as provided in the Loan Agreement, this Note may, at the option of Lender and without further demand, notice or legal process of any kind, be declared by Lender, and in such case shall immediately become, due and payable.

10. Waiver. Demand, presentment, protest and notice of non-payment and protest, notice of intention to accelerate maturity, notice of acceleration of maturity and notice of dishonor are

hereby waived by Borrower. Subject to the terms of the Loan Agreement, Lender may extend the time of payment of this Note, postpone the enforcement hereof, grant any indulgences, release any party primarily or secondarily liable hereon, or agree to any subordination of Borrower's obligations hereunder without affecting or diminishing Lender's right of recourse against Borrower, which right is hereby expressly reserved.

11. **Transfer; Successors and Assigns.** The terms and conditions of this Promissory Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Lender may not assign, pledge, or otherwise transfer this Promissory Note without the prior written consent of the Borrower. Subject to the preceding sentence, this Promissory Note may be transferred only upon surrender of the original Promissory Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Lender of this Promissory Note.

12. **Governing Law.** This Promissory Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Illinois, without giving effect to principles of conflicts of law. This Promissory Note shall be deemed made and entered into in Cook County, State of Illinois and venue for any proceeding or action in connection with this Promissory Note shall be in Cook County, Illinois.

13. **Notices.** All notices, requests, demands and other communications under this Promissory Note, shall be in writing via email.

14. **Amendments and Waivers.** The terms of this Note may be amended only in writing signed by Borrower and Lender. This Note, together with the Loan Agreement, constitutes and contains the entire agreement between and among the parties regarding the subject matter hereof, and supersedes and replaces all prior agreements, promises and understandings, whether written or oral, proposed or otherwise, regarding the subject matter hereof.

15. **Counterparts; Facsimile Signatures**. This Promissory Note may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Facsimile signatures shall be sufficient for execution of this Promissory Note.

16. **Action to Collect on Note.** If action is instituted to collect on this Promissory Note, the Borrower promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

17. **Loss of Note.** Upon receipt by the Borrower of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Promissory Note or any Promissory Note exchanged for it, and indemnity satisfactory to the Borrower (in case of loss, theft or destruction) or surrender

Page 3 of 4

and cancellation of such Promissory Note (in the case of mutilation), the Borrower will make and deliver in lieu of such Promissory Note a new Note of like tenor.

IN WITNESS WHEREOF, this Promissory Note is executed as of August 1, 2020.

BORROWER

ZenaPay, INC.

By:______________________________
Print: Shaun Passley
Its: President and CEO

LENDER

Star Financial Corporation

By: Fay Passley
Print: Fay Passley
Its: President

Signature Certificate

Document Ref.: EDVL7-TXALP-JZSMH-D6NR7

Document signed by:

Fay Passley

Verified E-mail:
fpassley@comcast.net

73.246.86.16 | 03 Aug 2020 13:06:21 UTC

Fay Passley

Document completed by all parties on:
03 Aug 2020 13:06:21 UTC

First Amendment to REVOLVING LINE OF CREDIT NOTE

Between ZenaPay, Inc. and Star Financial Corporation

Both Parties agreed to increase the line of credit to $500,000.00.

Date: July 1, 2020

Signatures

ZenaPay, Inc.: Borrower

Shaun Passley

Shaun Passley, CEO

Star Financial Corporation: Lender

Fay Passley

Fay Passley, President

Signature Certificate

Reference number: 8N5H3-MQBEP-MNDK8-2B5HI

Signer	Timestamp	Signature
Shaun Passley		Shaun Passley
Email: shaun@epazz.net		
Shared via link		
Sent:	12 Jan 2023 16:05:38 UTC	
Viewed:	12 Jan 2023 16:17:23 UTC	IP address: 87.249.134.23
Signed:	12 Jan 2023 16:17:33 UTC	Location: Chicago, United States
Fay Passley		Fay Passley
Email: fpassley@comcast.net		
Sent:	12 Jan 2023 16:05:38 UTC	
Viewed:	12 Jan 2023 16:18:25 UTC	
Signed:	12 Jan 2023 17:57:11 UTC	
Recipient Verification:		IP address: 73.246.86.16
✔Email verified	12 Jan 2023 16:18:25 UTC	Location: Lake Zurich, United States

Document completed by all parties on:
12 Jan 2023 17:57:11 UTC

Second Amendment to REVOLVING LINE OF CREDIT NOTE

Between ZenaTech, Inc., formerly ZenaPay, Inc., and Star Financial Corporation

Both Parties agreed to increase the line of credit to $2,000,000.00.

Both Parties agreed to amend the due date of the promissory note originated August 1, 2019, to the new due date of December 31, 2024.

Date: March 1, 2021

Signatures

ZenaTech, Inc., formerly ZenaPay, Inc.: Borrower

Shaun Passley

Shaun Passley, CEO

Star Financial Corporation: Lender

Fay Passley

Fay Passley, President

Signature Certificate

Reference number: E7KY9-HCJSJ-V2MFB-RPRRA

Signer	Timestamp	Signature
Shaun Passley Email: shaun@epazz.net Shared via link		Shaun Passley
Sent:	12 Jan 2023 16:06:55 UTC	
Viewed:	12 Jan 2023 16:17:41 UTC	IP address: 87.249.134.23
Signed:	12 Jan 2023 16:17:54 UTC	Location: Chicago, United States
Fay Passley Email: fpassley@comcast.net		Fay Passley
Sent:	12 Jan 2023 16:06:55 UTC	
Viewed:	12 Jan 2023 16:17:13 UTC	
Signed:	12 Jan 2023 17:59:26 UTC	
Recipient Verification:		IP address: 73.246.86.16
✔Email verified	12 Jan 2023 16:17:13 UTC	Location: Lake Zurich, United States

Document completed by all parties on:

12 Jan 2023 17:59:26 UTC

Third Amendment to REVOLVING LINE OF CREDIT NOTE

Between ZenaTech, Inc., formerly ZenaPay, Inc., and Star Financial Corporation

Both Parties agreed to increase the line of credit to $6,000,000.00 and the due date to December 31, 2026.

Date: November 30, 2023

Signatures

ZenaTech, Inc.: Borrower

Shaun Passley

Shaun Passley, CEO

Star Financial Corporation: Lender

Fay Passley

Fay Passley, President

Signature Certificate

Reference number: AQAS9-NLRXB-RUFYG-DFQV4

Signer	Timestamp	Signature
Shaun Passley Email: shaun@epazz.net		Shaun Passley
Sent:	05 Dec 2023 20:07:59 UTC	
Viewed:	09 Dec 2023 21:35:44 UTC	
Signed:	09 Dec 2023 21:35:54 UTC	
Recipient Verification:		IP address: 45.132.227.67
✔Email verified	09 Dec 2023 21:35:44 UTC	Location: Washington, United States
Fay Passley Email: fpassley@comcast.net		Fay Passley
Sent:	05 Dec 2023 20:07:59 UTC	
Viewed:	12 Dec 2023 21:32:57 UTC	
Signed:	13 Dec 2023 01:20:48 UTC	
Recipient Verification:		
✔Email verified	12 Dec 2023 21:32:57 UTC	IP address: 209.121.189.21

Document completed by all parties on:
13 Dec 2023 01:20:48 UTC